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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------

                                    FORM 8-K

              -----------------------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          October 29, 1999                               1-11166
-------------------------------------        -----------------------------------
  Date of Report (Date of earliest                Commission File Number
          event reported)





                               AXA FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                                       13-3623351
-------------------------------------        -----------------------------------
(State or other jurisdiction of                (I.R.S. Employer Identification
 incorporation or organization)                             Number)





                           1290 Avenue of the Americas
                            New York, New York 10104
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 314-4094
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              (Registrant's telephone number, including area code)


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

Item 5.     Other Events.

         At a special meeting held on September 22, 1999, the unitholders of Alliance Capital Management, L.P. ("Alliance") approved the reorganization of Alliance. The reorganization provided for Alliance to reorganize by transferring its business to a newly formed private Delaware limited partnership ("Alliance II") in exchange for Alliance II units and a 1% general partnership interest in Alliance II. On September 30, 1999, Alliance commenced an exchange offer pursuant to which it offered to all of its unitholders the opportunity to exchange their units representing assignments of beneficial ownership of limited partnership interests in Alliance ("Units") for Alliance II units, on a one-for-one basis (the "Exchange Offer"). On October 29, 1999, Alliance announced that it had accepted for exchange all Units validly tendered pursuant to the Exchange Offer for outstanding Alliance II units implemented the reorganization as of the close of business on the same day.

         On October 29, 1999, immediately following the completion of the Exchange Offer and the consummation of the reorganization and pursuant to the Agreement and Plan of Reorganization dated as of August 20, 1999 among Alliance, Alliance II, Alliance Capital Management Corporation and The Equitable Life Assurance Society of the United States, a New York stock life insurance company ("Equitable Life"), Equitable Life and its subsidiaries exchanged an aggregate of 95,069,125 Units for 95,069,125 Alliance II units in private transactions on the same terms as the Exchange Offer. In addition, Equitable Life contributed 100,000 Units to Alliance Capital Management Corporation, the general partner of Alliance, which exchanged such Units for 100,000 units of general partnership interest in Alliance. The Agreement and Plan of Reorganization superceded the Exchange Agreement, dated as of April 8, 1999 among Alliance, Alliance II and Equitable Life. A copy of the Agreement and Plan of Reorganization is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         Alliance, as a publicly-traded partnership, is subject to a 3.5% federal tax on its gross business income. The impact of this tax to Equitable Life and its affiliates was approximately $18 million in 1998. If the reorganization and the subsequent private exchange did not occur, this amount would have increased or decreased in future years in proportion to increases and decreases in Alliance's gross business income. As a result of the reorganization and the private exchange, Equitable Life and its affiliates' allocable share of the income of Alliance II will not be subject to the 3.5% federal tax, and Equitable Life and its affiliates will realize a benefit over time equal to the tax which otherwise would have been payable. This income will continue to be subject to a corporate- level tax payable by Equitable Life, but it will not be subject to a second entity-level tax.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)         Exhibits
            --------

Exhibit 99.1 - Agreement and Plan of Reorganization, dated as of August 20, 1999, among Alliance Capital Management L.P., Alliance Capital Management L.P. II, Alliance Capital Management Corporation and The Equitable Life Assurance Society of the United States.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 1, 1999                      AXA FINANCIAL, INC.



                                             By:   /s/ Kevin R. Byrne
                                                --------------------------------
                                                   Kevin R. Byrne
                                                   Senior Vice President and
                                                   Treasurer

                                  EXHIBIT INDEX


Exhibit                                 Description
-------------   ------------------------------------------------------------

    99.1 Agreement and Plan of Reorganization, dated as of August 20, 1999, among Alliance Capital Management L.P., Alliance Capital Management L.P. II, Alliance Capital Management Corporation and The Equitable Life Assurance Society of the United States.

                                                                    Exhibit 99.1




                      AGREEMENT AND PLAN OF REORGANIZATION


                           dated as of August 20, 1999


                                  by and among


                        ALLIANCE CAPITAL MANAGEMENT L.P.,
                         a Delaware limited partnership,

                      ALLIANCE CAPITAL MANAGEMENT L.P. II,
                         a Delaware limited partnership,

                    ALLIANCE CAPITAL MANAGEMENT CORPORATION,
                             a Delaware corporation

                                       and

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES,
                   a New York stock life insurance corporation

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is dated as of August 20, 1999 by and among Alliance Capital Management L.P., a Delaware limited partnership ("Alliance Holding"), Alliance Capital Management L.P. II, a Delaware limited partnership ("Alliance Capital"), Alliance Capital Management Corporation, a Delaware corporation in its capacities as the sole general partner of each of Alliance Holding and Alliance Capital ("ACMC"), and The Equitable Life Assurance Society of the United States, a New York stock life insurance corporation ("Equitable Life"). Capitalized terms have the meanings specified in Article I.

         WHEREAS, Alliance Holding is a limited partnership formed pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") with Alliance Holding LP Units listed on the New York Stock Exchange;

         WHEREAS, Alliance Capital is a private limited partnership recently formed pursuant to the Delaware Act for the purpose of entering into this Agreement and consummating the transactions contemplated hereby and continuing the business of Alliance Holding following the Reorganization;

         WHEREAS, the parties desire to effect a reorganization of Alliance Holding, pursuant to which, among other things, Alliance Holding will (i) transfer or assign all or substantially all of its assets to Alliance Capital in exchange for the issuance by Alliance Capital to Alliance Holding of 100% of the Alliance Capital LP Units and the Alliance Capital GP Interest and the assumption by Alliance Capital of all or substantially all of the liabilities of Alliance Holding and (ii) offer to exchange outstanding Alliance Holding LP Units for Alliance Capital LP Units held by Alliance Holding immediately prior to the Effective Time, on a one-for-one basis (the "Reorganization");

         WHEREAS, in connection with the Reorganization, Alliance Holding, Alliance Capital and Equitable Life have entered into an Indemnification and Reimbursement Agreement, dated as of April 8, 1999, pursuant to which Equitable Life has agreed to indemnify and reimburse, or cause to be indemnified and reimbursed, Alliance Holding, Alliance Capital and certain of their affiliates for certain costs and expenses associated with the Reorganization, and an Exchange Agreement, dated as of April 8, 1999, pursuant to which Equitable Life has agreed to exchange, and to cause its affiliates to exchange, substantially all of the Alliance Holding LP Units held by them for Alliance Capital LP Units (which Exchange Agreement shall be superceded by this Agreement); and

         WHEREAS, the parties desire to specify the steps to be taken in connection with the Reorganization.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:



                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions. Unless the context otherwise specifies or requires, the terms defined in this Section 1.01 shall, for the purposes of this Agreement, have the meanings herein specified. In the event of any inconsistency between the meanings assigned to such terms in this Agreement, the Alliance Holding Partnership Agreement and the Alliance Capital Partnership Agreement, the meanings assigned to such terms in the Alliance Holding Partnership Agreement and the Alliance Capital Partnership Agreement shall control.

         "ACMC" has the meaning specified in the Recitals.

         "Alliance Capital" has the meaning specified in the Recitals.

         "Alliance Capital Certificate of Limited Partnership" has the meaning specified in Section 2.04.

         "Alliance Capital GP Interest" shall mean a partnership interest representing a 1% economic interest in Alliance Capital.

         "Alliance Capital LP Unit" shall mean a unit representing a percentage interest in the aggregate partnership interests of the limited partners of Alliance Capital equal to, at any time, one divided by the total number of units of limited partner interests in Alliance Capital outstanding at that time.

         "Alliance Capital Partnership Agreement" shall mean the Agreement of Limited Partnership of Alliance Capital Management L.P. II, dated as of July 7, 1999, as the same may be amended, supplemented or restated from time to time.

         "Alliance Holding" has the meaning specified in the Recitals.

         "Alliance Holding GP Units" has the meaning specified in Section
2.01(a).

         "Alliance Holding LP Unit" shall mean a unit representing an assignment of a beneficial interest in a corresponding limited partner interest in Alliance Holding.

         "Alliance Holding Partnership Agreement" shall mean the Agreement of Limited Partnership of Alliance Capital Management L.P., dated as of November 18, 1987, as the same may be amended, supplemented or restated from time to time.

         "Assumed Liabilities" has the meaning set forth in Section 2.01(d)(i).

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are required to be closed for regular banking business.

         "Closing" and "Closing Date" have the meanings specified in Section
2.02.

         "Consent" shall mean any consent, license, permit, waiver, approval, authorization or other action of, by or with respect to, or registration, declaration or filing with, any court, Governmental Authority or Person.

         "Delaware Act" has the meaning specified in the Recitals.

         "Effective Time" has the meaning specified in Section 2.02.

         "Equitable Life" has the meaning specified in the Recitals.

         "Equitable Life Exchange" has the meaning specified in Section 2.03.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Exchange Offer" has the meaning specified in Section 2.01(e).

         "Governmental Approval" shall mean any Consent of, with or to any Governmental Authority, including the expiration of any waiting or other time period required to pass before governmental consent or acquiescence may be assumed or relied upon.

         "Governmental Authority" shall mean any court or governmental authority, department, commission, board, bureau, agency or instrumentality, domestic or foreign, any tribunal or arbitrators of competent jurisdiction and any self-regulatory organization.

         "Holdback Interests" has the meaning specified in Section 2.01(d)(ii).

         "Investment Advisory Agreement" shall mean any agreement or arrangement for the performance of investment management or advisory services for clients by which the relevant partnership may be bound.

         "Material Contract" shall mean any contract, agreement, note, instrument, franchise, lease, license, commitment, arrangement or understanding, written or oral, to which the relevant partnership is a party or by which any of its properties is bound which is material to the business or assets of such partnership, taken as a whole.

         "Person" shall mean any individual, corporation, association, partnership, joint venture, trust, estate or other entity or organization.

         "Public Unitholders" shall mean the holders of Alliance Holding LP Units excluding Equitable Life, its affiliates, other holders of more than 2% of the currently outstanding Alliance Holding LP Units and Alliance Holding's executive management.

         "Registration Statement" has the meaning specified in Section 7.01(b).

         "Reorganization" has the meaning specified in the Recitals.

         "SEC" shall mean the Securities and Exchange Commission.

         "Taxes" shall mean taxes, fees, levies, duties, tariffs, imposts and governmental impositions or charges of any kind in the nature of (or similar to) taxes, payable to any federal, state, provincial, local or foreign taxing authority, including (without limitation) (i) income, franchise, profits, gross receipts, ad valorem, net worth, value added, sales, use, service, real or personal property, special assessments, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes and (ii) interest, penalties, additional taxes and additions to tax imposed with respect thereto.

         "Transferred Assets" has the meaning specified in Section 2.01(d)(i).

         "Securities Act" shall mean the Securities Act of 1933, as amended.

                                    ARTICLE 2

                           REORGANIZATION AND EXCHANGE

         Section 2.01. Contribution of Assets, Etc. The parties hereby agree to take, or cause to be taken, all actions necessary, proper or advisable to consummate or make effective each of the following actions, each of which shall be deemed to occur simultaneously at the Effective Time, subject to and in accordance with the terms set forth in this Agreement:

         (a) Conversion of Alliance Holding GP Interest into Units. The general partner interest in Alliance Holding held by ACMC shall be converted into a number of units ("Alliance Holding GP Units") determined in accordance with the following formula:


Number of Alliance              total number of Alliance Holding LP Units
Holding GP Units  =       outstanding immediately prior to the Effective Time
                          ---------------------------------------------------
                                                 99


         (b) Partnership Agreements. The parties shall amend and restate the Alliance Holding Partnership Agreement and the Alliance Capital Partnership Agreement in substantially the forms attached hereto as Exhibit A and Exhibit B, respectively.

         (c) Amendment of Equitable Life Investment Advisory and Services Agreements. Equitable Life and Alliance Holding shall cause each of (i) the Investment Advisory and Management Agreement, dated as of July 22, 1993, by and among Alliance Holding, Alliance Corporate Finance Group Incorporated, a wholly owned subsidiary of Alliance Holding, and Equitable Life, as amended, and (ii) the Accounting, Valuation, Reporting and Treasury Services Agreement, dated as of July 22, 1993, by and between Alliance Holding and Equitable Life, to be amended and restated effective as of January 1, 1999 in substantially the forms attached hereto as Exhibit C and Exhibit D, respectively.

         (d) Contribution of Assets.

              (i) Assignment. Subject to clause (ii) below, Alliance Holding will transfer, convey, assign and deliver to Alliance Capital all right, title and interest of Alliance Holding in and to its properties, assets and rights of every nature, kind and description, whether tangible or intangible (including goodwill, cash and receivables), whether real, personal or mixed, whether accrued, contingent or otherwise and whether now existing or hereafter acquired prior to the Effective Time (collectively, the "Transferred Assets"). In exchange for the contribution of the Transferred Assets, Alliance Capital will issue to Alliance Holding (A) such number of Alliance Capital LP Units as shall equal the number of Alliance Holding LP Units outstanding as of the Effective Time, and (B) the Alliance Capital GP Interest. In addition, subject to clause (ii) below, Alliance Capital will assume and agree to pay, honor and discharge all of Alliance Holding's liabilities of every nature, kind and description, whether tangible or intangible, whether accrued, contingent or otherwise and whether now existing or hereafter incurred prior to the Effective Time, other than liabilities for Taxes for periods ending on or prior to the Effective Time (collectively, the "Assumed Liabilities").

              (ii) Nonassignability. To the extent that any contract, agreement, permit or other asset included in the Transferred Assets, or any claim, right, benefit, liability or obligation arising thereunder or resulting therefrom is not capable of being transferred, conveyed, assigned or delivered without the Consent of the other party or parties thereto, the issuer thereof or any third Person (including a Governmental Authority), or if the transfer, conveyance, assignment or delivery or attempted transfer, conveyance, assignment or delivery thereof would constitute a breach thereof or a violation of any law, decree, order, regulation or other governmental edict, then such contract, agreement, permit or other asset, or such claim, right, benefit, liability or obligation (collectively, the "Holdback Interests") shall not be transferred, conveyed, assigned or delivered; provided, however, that ACMC may determine at any time, in its sole discretion, that the transfer, conveyance, assignment or delivery of certain Holdback Interests shall be effected whether or not the applicable Consents have been obtained or notwithstanding any impediments to transfer.

              (iii) Parties To Use Reasonable Efforts. Subject to ACMC's right to determine that Alliance Holding and Alliance Capital not seek any Consent or resolve any impediments to transfer, Alliance Holding shall use all reasonable efforts, and Alliance

         Capital shall cooperate with Alliance Holding, to obtain all necessary Consents, or to resolve any impediments to transfer referred to in
         Section 2.01(d)(ii) necessary to convey to Alliance Capital each such Holdback Interest as soon as practicable.

              (iv) If Consents Cannot Be Obtained. To the extent any applicable Consent has not been obtained or an impediment to transfer has not been resolved by Alliance Holding as of the Effective Time and ACMC has not determined that the transfer, conveyance, assignment or delivery of the relevant Holdback Interests should be effected notwithstanding the absence of such Consent or the existence of such impediments to transfer, Alliance Holding shall, during the remaining term of each such Holdback Interest, (1) use all reasonable efforts to obtain any applicable Consent or resolve any impediment to transfer with respect to such Holdback Interest; (2) enter into any reasonable and lawful arrangement designed to provide the benefits of such Holdback Interest to Alliance Capital so long as Alliance Capital reasonably cooperates with Alliance Holding in such arrangement; and (3) enforce, at the request of Alliance Capital and at the expense and for the account of Alliance Capital, any rights of Alliance Holding arising from such Holdback Interest against such issuer thereof or the other party or parties thereto (including the right to elect to terminate any such Holdback Interest in accordance with the terms thereof upon the advice of Alliance Capital). To the extent Alliance Capital is provided the benefits under any such Holdback Interest, Alliance Capital shall perform for the benefit of the issuer thereof, or the other party or parties thereto, as the case may be, the obligations of Alliance Holding thereunder.

         (e) Exchange Offer. Alliance Holding shall commence (within the meaning of Rule 13e-4 under the Exchange Act), as promptly as reasonably practicable after the special meeting of unitholders of Alliance Holding at which the Reorganization is approved, an offer to exchange (the "Exchange Offer") Alliance Holding LP Units held by any holder other than Equitable Life and its affiliates for an equal number of Alliance Capital LP Units held by Alliance Holding upon the written request of such holder in such form as Alliance Holding shall prescribe. However, Alliance Holding shall not be obligated to accept Alliance Holding LP Units tendered that, if exchanged, would cause Alliance Holding LP Units to be held by fewer than 1,200 Public Unitholders or would cause there to be fewer than 40 million Alliance Holding LP Units to be held by Public Unitholders immediately following the Exchange Offer. In the event that the number of Alliance Holding LP Units tendered or the number of unitholders tendering would, if such tenders were accepted, reduce the number of Public Unitholders below 1,200 or the number of such Alliance Holding LP Units held by Public Unitholders below 40 million, Alliance Holding will reject a sufficient number of Alliance Holding LP Units on a pro rata basis among all tendering unitholders (and Equitable Life and its affiliates, as contemplated by Section 2.03) in order to avoid either such event. Alliance Holding may extend the Exchange Offer for any period required by any rule, regulation, interpretation or position of the SEC or the staff thereof applicable to the Exchange Offer. Subject to the terms and conditions of the Exchange Offer, Alliance Holding shall accept for exchange and exchange for Alliance Capital LP Units, as promptly as practicable after the expiration of the Exchange Offer, all Alliance Holding LP Units validly tendered and not withdrawn. ACMC, as the initial general partner of Alliance Capital, hereby consents to the transfers of Alliance Capital LP Units contemplated by the Exchange

Offer and acknowledges that the transferees thereof shall become limited partners of Alliance Capital at and as of the time of such transfers. At the Effective Time, Equitable Life will, or will cause one or more of its affiliates to, contribute 100,000 Alliance Holding LP Units to ACMC.

         (f) Employee Matters. All employees of Alliance Holding will become employees of Alliance Capital and, as part of the Assumed Liabilities, Alliance Capital will assume the liabilities of Alliance Holding with respect to both current and former employees. In addition, Alliance Capital will assume sponsorship of the compensation and benefit plans maintained by Alliance Holding, other than the 1997 Long Term Incentive Plan, 1993 Unit Option Plan, Century Club Plan and Unit Bonus Plan, each of which will be retained by Alliance Holding and amended to provide for the grant of awards to employees of Alliance Capital.

         (g) Name Change. Alliance Holding will change its name to "Alliance Capital Management Holding L.P." and Alliance Capital will change its name to "Alliance Capital Management L.P."

         Section 2.02. Closing. The closing of the transactions contemplated by
Section 2.01 hereof (the "Closing") shall take place at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York, at 10:00 a.m. as soon as practicable, but in no event later than five Business Days, following the satisfaction or waiver of all conditions set forth in Article 8 herein, or at such other place and time as the parties may agree (the "Closing Date"), and shall be deemed effective for all purposes as of 5:00 p.m. on the Closing Date (the "Effective Time").

         Section 2.03. Exchange by Equitable Life and Affiliates. Immediately after the Effective Time, Equitable Life and its affiliates who hold Alliance Holding LP Units will exchange, subject to the same terms and conditions as the Exchange Offer, including any pro rata reduction of Alliance Holding LP Units accepted in the Exchange Offer, an aggregate number of Alliance Holding LP Units for Alliance Capital LP Units held by Alliance Holding such that, after giving effect to such exchange, the Exchange Offer and the other transactions contemplated by this Agreement, Equitable Life and its affiliates, as of the effective time of such exchange, would hold (but for the effect of any pro rata reduction) an aggregate number of Alliance Holding LP Units equal to at least one percent of the Alliance Holding LP Units then outstanding, and ACMC will exchange all of its Alliance Holding GP Units for the Alliance Capital GP Interest held by Alliance Holding (collectively, the "Equitable Life Exchange"). In addition, pursuant to the right granted to it under the Alliance Holding Partnership Agreement, as amended and restated in accordance with Section 2.01(b), ACMC will exchange 100,000 Alliance Holding LP Units held by it for an equal number of Alliance Holding GP Units.

         Section 2.04. Partners of Alliance Capital; Consent to Transfers. ACMC is the general partner of Alliance Capital and Alliance Holding is the initial limited partner of Alliance Capital under and pursuant to the terms of the Alliance Capital Partnership Agreement as in effect on the date hereof, each having no current economic interest in Alliance Capital other than to the extent of its contributed capital. ACMC, as general partner of Alliance Capital, consents to the issuance to Alliance Holding of the Alliance Capital LP Units and the Alliance Capital GP Interest at the Effective Time as herein provided. Alliance Holding shall be deemed admitted as a limited partner of Alliance Capital with respect to all such Alliance Capital LP Interests. ACMC further consents to the transfers of Alliance Capital LP Units in connection with the applicable exchange transactions provided for in Sections 2.01 and 2.03 and, as of the Effective Time (immediately after the Effective Time in the case of Equitable Life and its affiliates), consents to the admission of the transferees of Alliance Holding LP Units in such exchange transactions as limited partners of Alliance Capital. Alliance Holding shall not be admitted as a general or limited partner of Alliance Capital with respect to the Alliance Capital GP Interest, but upon the effectiveness of the exchange by ACMC of Alliance Holding GP Units for the Alliance Capital GP Interest immediately after the Effective Time, ACMC shall be deemed to hold the Alliance Capital GP Interest in its capacity as general partner of Alliance Capital and such interest shall constitute a general partnership interest in Alliance Capital.

                                    ARTICLE 3

               REPRESENTATIONS AND WARRANTIES OF ALLIANCE HOLDING

         Alliance Holding represents and warrants to Alliance Capital, ACMC and Equitable Life as follows:

         Section 3.01. Organization; Authority. (a) Alliance Holding is a limited partnership organized under the Delaware Act, validly existing and in good standing under the laws of the State of Delaware. Alliance Holding has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Alliance Holding and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action by the general partner of Alliance Holding and by Alliance Holding. This Agreement constitutes the valid and legally binding obligation of Alliance Holding, enforceable against Alliance Holding in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

         (b) Alliance Holding has full power and authority and possesses all material rights, authorizations and approvals, governmental or otherwise, necessary to own, lease or otherwise hold its properties and assets and to carry on its business as currently conducted. Alliance Holding is duly qualified, licensed or registered to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the failure to be so qualified would have a material adverse effect on its ability to conduct business as currently conducted.

         Section 3.02. Conflicts. Except as set forth in Schedule 3.02, to the actual knowledge of Alliance Holding (based upon a reasonable inquiry) as of the date hereof, the execution, delivery and performance by Alliance Holding of this Agreement and the consummation of the transactions contemplated hereby will not:
(i) conflict with or result in a breach of any provision of the Alliance Holding Partnership Agreement, (ii) conflict with or result in a breach of or default under any provision of any contract, agreement or investment of any kind to which Alliance Holding is a party or by which Alliance Holding or any of its assets or properties, including the Transferred Assets, is bound, except as would not have a material adverse effect on

Alliance Holding's business or the Transferred Assets, taken as a whole, (iii) give rise to any right of termination, cancellation or acceleration of any obligations or loss of any benefit affecting, or resulting in the imposition of any liens on, the Transferred Assets which would have a material adverse effect on Alliance Holding's business or the Transferred Assets, taken as a whole, or
(iv) result in any conflict with applicable law, except as would not have a material adverse effect on its ability to conduct business as currently conducted.

         Section 3.03. Ownership of Assets. Alliance Holding has good title to the Transferred Assets.

         Section 3.04. Consents; Governmental Approvals. Except as disclosed in
Schedule 3.04 and for Consents in respect of contracts which are not Material Contracts, to the actual knowledge of Alliance Holding (based upon a reasonable inquiry) as of the date hereof, no Consent or Governmental Approval is required to be obtained by Alliance Holding in connection with (i) the execution and delivery by Alliance Holding of this Agreement, (ii) the performance of its obligations hereunder and (iii) the consummation of the transactions contemplated hereby.

         Section 3.05. Brokers. Alliance Holding has not incurred any liability for any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement, other than in connection with the retention of Goldman, Sachs & Co. as financial advisor to Alliance Holding.

                                    ARTICLE 4

               REPRESENTATIONS AND WARRANTIES OF ALLIANCE CAPITAL

         Alliance Capital represents and warrants to Alliance Holding, ACMC and Equitable Life as follows:

         Section 4.01. Organization; Authority. (a) Alliance Capital is a limited partnership organized under the Delaware Act, validly existing and in good standing under the laws of the State of Delaware. Alliance Capital has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action by the general partner of Alliance Capital and by Alliance Capital. This Agreement constitutes the valid and legally binding obligation of Alliance Capital, enforceable against Alliance Capital in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

           (b) Alliance Capital has full power and authority and possesses all rights, licenses, authorizations and approvals, governmental or otherwise, necessary to entitle it to own, lease or otherwise hold its properties and assets, and to carry on its business as currently conducted. Alliance Capital is duly qualified, licensed or registered to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the failure to be so qualified would have a material adverse effect on its ability to conduct business as currently conducted.

         Section 4.02. Conflicts. The execution and delivery by Alliance Capital of this Agreement and the consummation of the transactions contemplated hereby will not: (i) conflict with or result in any breach of any provision of the Alliance Capital Partnership Agreement or (ii) result in any conflict with applicable law, except as would not have a material adverse effect on its ability to conduct business as currently conducted.

         Section 4.03. Consents; Governmental Approvals. No Consent or Governmental Approval is required to be obtained by Alliance Capital in connection with (i) the execution and delivery by Alliance Capital of this Agreement, (ii) the performance of its obligations hereunder and (iii) the consummation of the transactions contemplated hereby, except as would not have a material adverse effect on its ability to conduct business as currently conducted.

         Section 4.04. Brokers. Alliance Capital has not incurred any liability for any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement.

         Section 4.05. Alliance Capital Interests. The Alliance Capital LP Units and the Alliance Capital GP Interest to be issued to Alliance Holding at the Closing have been duly authorized and, when issued to Alliance Holding pursuant to this Agreement, will be validly issued. The issuance and delivery of such Alliance Capital LP Units and the Alliance Capital GP Interest to Alliance Holding will not conflict with or breach any term or provision of or constitute a default under the Alliance Capital Partnership Agreement or any applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Alliance Capital. No Consent, Governmental Approval or other authorization is required for the valid authorization, issuance and delivery of such Alliance Capital LP Units or Alliance Capital GP Interest to Alliance Holding, except for such Consents, Governmental Approvals or authorizations as shall have been obtained prior to the Closing.

                                    ARTICLE 5

                REPRESENTATIONS AND WARRANTIES OF EQUITABLE LIFE

         Equitable Life represents and warrants to Alliance Holding, Alliance Capital and ACMC as follows:

         Section 5.01. Organization; Authority. Equitable Life is duly organized, validly existing and in good standing under the laws of the state of its organization. Equitable Life has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action by Equitable Life. This Agreement constitutes the valid and legally binding obligation of Equitable Life, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors of insurance companies and creditors' rights generally and to general principles of equity, regardless or whether enforcement is sought in a proceeding in equity or at law.

         Section 5.02. Conflicts. The execution and delivery by Equitable Life of this Agreement and the consummation of the transactions contemplated hereby will not: (i) conflict with or result in any breach of any provision of the certificate of incorporation and bylaws (or comparable governing documents) of Equitable Life or (ii) result in any conflict with applicable law, except as would not have a material adverse effect on its ability to conduct business as currently conducted.

         Section 5.03. Consents; Governmental Approvals. No Consent or Governmental Approval is required to be obtained by Equitable Life in connection with (i) the execution and delivery by it of this Agreement, (ii) the performance of its obligations hereunder and (iii) the consummation of the transactions contemplated hereby, except as would not have a material adverse effect on its ability to conduct business as currently conducted.

         Section 5.04. Brokers. Equitable Life has not incurred any liability for any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement.

                                    ARTICLE 6

                     REPRESENTATIONS AND WARRANTIES OF ACMC

         ACMC represents and warrants to Equitable Life, Alliance Holding and Alliance Capital as follows:

         Section 6.01. Organization; Authority. ACMC is duly organized, validly existing and in good standing under the laws of the state of its organization. ACMC has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action by ACMC. This Agreement constitutes the valid and legally binding obligation of ACMC, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity, regardless or whether enforcement is sought in a proceeding in equity or at law.

         Section 6.02. Conflicts. The execution and delivery by ACMC of this Agreement and the consummation of the transactions contemplated hereby will not:
(i) conflict with or result in any breach of any provision of the certificate of incorporation and bylaws (or comparable governing documents) of ACMC or (ii) result in any conflict with applicable law, except as would not have a material adverse effect on its ability to conduct business as currently conducted.

         Section 6.03. Consents; Governmental Approvals. No Consent or Governmental Approval is required to be obtained by ACMC in connection with (i) the execution and delivery by it of this Agreement, (ii) the performance of its obligations hereunder and (iii) the consummation of the transactions contemplated hereby, except as would not have a material adverse effect on its ability to conduct business as currently conducted.

         Section 6.04. Brokers. ACMC has not incurred any liability for any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement.

                                    ARTICLE 7

                                    COVENANTS

         Section 7.01. Further Actions. Each of the parties agrees to use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including, without limitation:

         (a) to make, or cause to be made, all such filings and submissions under any applicable law and give such reasonable undertakings, as may be required to consummate the contribution of the Transferred Assets (including the Holdback Interests), the Exchange Offer, the Equitable Life Exchange and the other transactions contemplated hereby;

         (b) to use its reasonable efforts to obtain, or cause to be obtained, all Governmental Approvals and other Consents necessary to be obtained in order to consummate the contribution of the Transferred Assets (including the Holdback Interests, subject to the determination by ACMC, in its sole discretion, that the contribution of certain Holdback Interests shall be effected notwithstanding any impediments to transfer or in the absence of applicable Consents), the Exchange Offer, the Equitable Life Exchange and any related transactions, including, without limitation, the solicitation of the approval of the unitholders of Alliance Holding with respect to the Reorganization and the solicitation of all Consents required under Alliance Holding's Investment Advisory Contracts (each in accordance with agreed upon standards and procedures for obtaining such consents); and

         (c) to use its reasonable efforts to take, or cause to be taken, all other actions necessary, proper or advisable in order to fulfill its obligations in respect of this Agreement and the transactions contemplated hereby.

         Each of the parties will coordinate and cooperate with the other parties in exchanging such information and supplying such reasonable assistance as may be requested by the other parties in connection with the filings and other actions contemplated by this Section 7.01.

                                    ARTICLE 8

                              CONDITIONS PRECEDENT

         Section 8.01. Conditions to Obligations of Each Party. The obligation of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:

         (a) No Injunction, etc. Consummation of the transactions contemplated by this Agreement shall not have been restrained, enjoined or otherwise prohibited by any applicable law, including any order, injunction, decree or judgment of any court or other Governmental Authority, and no action or proceeding shall be pending or threatened by any Governmental Authority on the Closing Date before any court or other Governmental Authority to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated hereby or to recover any material damages or obtain other material relief as a result of such transactions. There shall not have been promulgated, entered, issued, or determined by any court or other Governmental Authority to be applicable to this Agreement any applicable law making illegal the consummation of the transactions contemplated hereby, and no proceeding with respect to the application of any such applicable law shall be pending.

         (b) Effectiveness of the Registration Statement. The Registration Statement on Form S-4 filed with the SEC by Alliance Holding and Alliance Capital relating to the special meeting of Alliance Holding unitholders to be held to approve the Reorganization and to the Exchange Offer (including the proxy statement and prospectus constituting a part thereof, the "Registration Statement") shall have become and remain effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose and no similar proceedings in respect of the Registration Statement shall have been initiated or threatened by the SEC.

         (c) Requisite Approvals. The requisite approvals of the unitholders of Alliance Capital with respect to the Reorganization shall have been obtained.

         (d) Opinions. The following opinions, dated as of the Effective Time, shall have been delivered to Equitable Life, Alliance Holding and ACMC:

              (i) the opinion of Morris, Nichols, Arsht & Tunnell as to limited liability, in the form attached hereto as Exhibit E;

              (ii) the opinion of Davis Polk & Wardwell as that the reorganization will not be an assignment of investment contracts for purposes of the Investment Company Act of 1940 or the Investment Advisory Act of 1940, in the form attached hereto as Exhibit F;

              (iii) the opinion of Davis Polk & Wardwell as to certain tax matters, in the form attached hereto as Exhibit G; and

              (iv) the opinion of Debevoise & Plimpton as to the enforceability of the Investment Advisory Agreement and the Services Agreement referred to in Section 2.01(c), in the form attached hereto as Exhibit H.

         (e) Exemptive Order. Alliance Holding shall have received an exemptive order from the Securities and Exchange Commission from Sections 3(a)(I)(c) and 7(a) of the Investment Company Act of 1940 with respect to its interests in Alliance Capital.



                                    ARTICLE 9

                                   TERMINATION

         Section 9.01. Termination. This Agreement may be terminated at any time prior to the Closing Date (i) by the written agreement of the parties hereto or
(ii) by any of Alliance Holding, Alliance Capital, ACMC or Equitable Life if any condition specified in Article IX shall not have been satisfied or waived prior to June 30, 2000. In addition, notwithstanding the approval of the Reorganization by the unitholders of Alliance Holding, ACMC may terminate this Agreement and abandon the transactions contemplated by this Agreement, including the Reorganization and the Exchange Offer, at any time prior to their consummation if it determines that the consummation of such transactions is no longer in the best interests of Alliance Holding and its unitholders.

         Section 9.02. Effect of Termination. In the event of the termination of this Agreement pursuant to Section 9.01, this Agreement shall become void and have no effect, without any liability to any Person in respect hereof or of the transactions contemplated hereby on the part of any party hereto, or any of its directors, officers, employees, agents, consultants, representatives, advisers, stockholders or Affiliates, except for any liability resulting from such party's breach of this Agreement.

                                   ARTICLE 10

                                  MISCELLANEOUS

         Section 10.01. Remedies. Each party acknowledges that it will be impossible to measure the damages that would be suffered by the other parties if such party fails to comply with the covenants set forth in this Agreement and that in the event of any such failure, the other parties will not have an adequate remedy at law. Each party shall, therefore, be entitled in addition to any other rights and remedies to obtain specific performance of the other parties obligations hereunder and to obtain immediate injunctive relief without having to post a bond. No party shall assert, as a defense to any proceeding for such specific performance or injunctive relief, that the other parties have an adequate remedy at law.

         Section 10.02. Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assignable by any party with the written consent of the other parties.

         Section 10.03. Headings. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning hereof.

         Section 10.04. Entire Agreement. This Agreement supersedes any and all oral or written agreements heretofore made relating to the subject matter hereof and constitutes the entire agreement of the parties relating to the subject matter hereof.

         Section 10.05. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any conflicts or choice of law provisions that would make applicable the substantive laws of any other jurisdiction.

         Section 10.06. Amendments. This Agreement may be amended only with the prior written consent of each party hereto.

         Section 10.07. Interpretation. When a reference is made in this Agreement to a Section or Exhibit, such reference will be to a Section of, or an Exhibit to, this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they will be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms used in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to any person are also to its permitted successors and assigns.

         Section 10.08. Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent, same or different breach.

         Section 10.09. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 10.10. Severability. To the extent possible, each provision of this Agreement shall be interpreted in a manner as to be valid, legal and enforceable. Any determination that any provision of this Agreement or any application thereof is invalid, illegal or unenforceable in any respect or in any instance shall be effective only to the extent of such invalidity, illegality or unenforceability and shall not affect the validity, legality or enforceability of any other provision of this Agreement.

              IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                        ALLIANCE CAPITAL MANAGEMENT L.P.

                        By:  Alliance Capital Management Corporation
                             its general partner


                        By: -------------------------------------
                             /s/ David R. Brewer, Jr.
                             Name:  David R. Brewer, Jr.
                             Title: Senior Vice President and General Counsel



                        ALLIANCE CAPITAL MANAGEMENT L.P. II

                        By:  Alliance Capital Management Corporation
                             its general partner


                        By: -------------------------------------
                             /s/ David R. Brewer, Jr.
                             Name:  David R. Brewer, Jr.
                             Title: Senior Vice President and General Counsel



                        ALLIANCE CAPITAL MANAGEMENT CORPORATION


                        By: -------------------------------------
                             /s/ David R. Brewer, Jr.
                             Name:  David R. Brewer, Jr.
                             Title: Senior Vice President and General Counsel



                        THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                            UNITED STATES


                        By: -------------------------------------
                             /s/ Stanley B. Tulin
                             Name:  Stanley B. Tulin
                             Title: Vice Chairman and Chief Financial Officer